UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 11, 2010

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 11, 2010, RealNetworks, Inc. (the “Company” or “RealNetworks”) announced via press release the Company’s results for its fourth quarter and year ended December 31, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and additional information regarding the inclusion of non-GAAP financial measures in certain of the Company’s public disclosures, including its fourth quarter and year-end 2009 financial results announcement, is included as Exhibit 99.2. The information in Item 2.02 of this Form 8-K is intended to be furnished to the Securities and Exchange Commission (“SEC”). This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description
99.1	Press Release issued by RealNetworks, Inc. dated February 11, 2010

99.2	Information Regarding Non-GAAP Financial Measures

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
By:	/s/ Michael Eggers
Michael Eggers
Senior Vice President, Chief Financial Officer and Treasurer

Dated: February 11, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by RealNetworks, Inc. dated February 11, 2010

99.2	Information Regarding Non-GAAP Financial Measures